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Exhibit 21

SUBSIDIARIES OF VENTAS, INC.
AS OF 02/09/2012

Name	Jurisdiction of Organization or Formation
1445 Hunt Club, LLC	Delaware
14851 Yorba Street, LLC	Delaware
2010 Union Limited Partnership	Washington
251 Medical Center, LLC	Delaware
253 Medical Center, LLC	Delaware
745 West State Street, LLC	Delaware
755 Milwaukee MOB, LLC	Delaware
890 Professional MOB, LLC	Delaware
AL (AP) Holding LLC	Delaware
AL (HCN) Holding LLC	Delaware
AL (MT) Holding LLC	Delaware
AL I/East Brunswick Senior Housing, LLC	Delaware
AL I/Glen Ellyn Senior Housing, LLC	Delaware
AL I/La Costa Senior Housing, LLC	Delaware
AL I/Naperville Senior Housing, LLC	Delaware
AL I/North Lynbrook Senior Housing, LLC	Delaware
AL I/Pinehurst Senior Housing, LLC	Delaware
AL I/Providence Senior Housing, LLC	Delaware
AL I/Richmond Senior Housing, LLC	Delaware
AL I/Stamford Senior Housing Living, LLC	Delaware
AL I/Woodcliff Lake Senior Housing, LLC	Delaware
AL III Investments, L.L.C.	Virginia
AL One Investments, LLC	Delaware
AL One PA Investments, LLC	Delaware
AL Subfunding II, LLC	Delaware
AL Subfunding LLC	Delaware
Albuquerque AL RE, L.P.	Delaware
Allison Park Nominee LLC	Delaware
Allison Park Nominee LP	Delaware
American Retirement Villas Properties II, LP	California
American Retirement Villas Properties III, LP	California
Atrium at Weston Place, LLC	Tennessee
Augusta Medical Plaza, LLC	Delaware
Augusta Professional Building, LLC	Delaware
BCC Altoona Realty GP, LLC	Delaware
BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware

Name	Jurisdiction of Organization or Formation
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
Bedford AL RE, Ltd.	Texas
BLC of California-San Marcos, L.P.	Delaware
Bloomsburg Nominee LLC	Delaware
Bloomsburg Nominee LP	Delaware
Brandermill POB, LLC	Delaware
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware
Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware
Brookdale Living Communities of New York-GB, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware
Buffalo Grove ACC, LLC	Delaware
Cambridge Development, L.L.C.	New York
Carroll Medical Office Associates, LLC	Delaware
Carroll Medical Office Holdings, LLC	Delaware
Carrollwood Assisted Living, Ltd.	Texas
Casper Wyoming Hospital, LLC	Delaware
Chippewa Nominee LLC	Delaware
Chippewa Nominee LP	Delaware
Clayton County AL RE, L.P.	Delaware
Cobb County AL RE, L.P.	Delaware
Colleton Medical Arts, LLC	Delaware
Collwood Knolls	California
Collwood Knolls Acquisition L.L.C.	Delaware
Columbia Medical Plaza, LLC	Delaware
CPH MOB, LLC	Delaware
Cranford Development, LLC	Delaware
Dillsburg Nominee LLC	Delaware
Dillsburg Nominee LP	Delaware
DV Greenville MOB LLC	Delaware
DV Parker II MOB LLC	Delaware

Name	Jurisdiction of Organization or Formation
East Houston Medical Plaza, LLC	Delaware
East Houston MOB, LLC	Delaware
EC Halcyon Realty, LLC	Delaware
EC Hamilton Place Realty, LLC	Delaware
EC Lebanon Realty, LLC	Delaware
EC Martinez Realty, LLC	Delaware
EC Muncie Realty, LLC	Delaware
EC Timberlin Parc Realty, LLC	Delaware
Elder Healthcare Developers, LLC	Georgia
ElderTrust	Maryland
ET Belvedere Finance, L.L.C.	Delaware
ET Berkshire, LLC	Delaware
ET Capital Corp.	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C	Delaware
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-DCMH Limited Partnership, L.L.P	Virginia
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-POB I Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-Wayne I Limited Partnership, L.L.P.	Virginia
ET Wayne Finance, L.L.C.	Delaware
Fair Oak Assisted Living L.L.C.	Delaware
Frisco MOB, LLC	Delaware
Grandview MOB, LLC	Delaware
Grayslake MOB, LLC	Delaware
Greenville MOB Owners LLC	Delaware
Gurnee ACC, LLC	Delaware
Gurnee Centre Club, LLC	Delaware
Gurnee Imaging Center, LLC	Delaware
Hendersonville Nominee LLC	Delaware
Hendersonville Nominee LP	Delaware
Henrico MOB, LLC	Delaware
Hillhaven Properties, LLC	Delaware
HPSMLD Limited Liability Company	Wisconsin
HRI Coral Springs, LLC	Delaware
HRI Tamarac, LLC	Delaware
HVMLD Limited Liability Company	Wisconsin
IPC (AP) Holding LLC	Delaware
IPC (HCN) Holding LLC	Delaware

Name	Jurisdiction of Organization or Formation
IPC (MT) Holding LLC	Delaware
J Hal Smith Building POB, LLC	Delaware
JER/NHP Management Texas, LLC	Texas
JER/NHP Senior Housing, LLC	Delaware
JER/NHP Senior Living Acquisition, LLC	Delaware
JER/NHP Senior Living Kansas, Inc.	Kansas
JER/NHP Senior Living Kansas, LLC	Delaware
JER/NHP Senior Living Texas, L.P.	Texas
JJS Properties, Inc.	Delaware
Karrington of Park Ridge L.L.C.	Ohio
Keller POB, LLC	Delaware
Kentwood AL RE Limited Partnership	Delaware
Kew Gardens Senior Development, LLC	New York
Kingsport Nominee LLC	Delaware
Kingsport Nominee LP	Delaware
Knoxville Nominee LLC	Delaware
Knoxville Nominee LP	Delaware
Lakeside POB 1, LLC	Delaware
Lakeside POB 2, LLC	Delaware
Lakeview Medical Office Building, LLC	Delaware
Lakeview Medical Plaza, LLC	Delaware
Lakeview Surgery Center, LLC	Delaware
Larkfield Gardens Associates, L.P.	New York
LBS Limited Partnership	Wisconsin
Lebanon Nominee LLC	Delaware
Lebanon Nominee LP	Delaware
Lewisburg Nominee LLC	Delaware
Lewisburg Nominee LP	Delaware
LHP B LP Partner, LLC	Delaware
LHP B Trust	Maryland
LHP B Trust, LLC	Delaware
LHP B Trust, LP	Delaware
LHPT Appleton AHI, LLC	Delaware
LHPT Appleton MO South, LLC	Delaware
LHPT Appleton MO West, LLC	Delaware
LHPT Ascension Round Rock GP, LLC	Delaware
LHPT Ascension Round Rock LP	Delaware
LHPT Birmingham THE, LLC	Delaware
LHPT Birmingham, LLC	Delaware
LHPT DC GP, LLC	Delaware
LHPT DC THE, LP	Delaware
LHPT Decatur II, LLC	Delaware
LHPT Decatur, LLC	Delaware
LHPT Holdings II, LLC	Delaware
LHPT LilliCal, LLC	Delaware
LHPT LP Partners, LLC	Delaware
LHPT TCMC Aylward, LLC	Delaware
LHPT TCMC Pavilion, LLC	Delaware
LHRET 191, LLC	Delaware

Name	Jurisdiction of Organization or Formation
LHRET Anderson, LLC	Delaware
LHRET Ascension Michigan, LLC	Delaware
LHRET Ascension SW Michigan, LLC	Delaware
LHRET CSM, LLC	Delaware
LHRET Hershey II, LLC	Delaware
LHRET Hershey, L.P.	Delaware
LHRET Hershey, LLC	Delaware
LHRET Lafayette, LLC	Delaware
LHRET LHT, LLC	Delaware
LHRET Michigan Land, LLC	Delaware
LHRET Michigan THE, LLC	Delaware
LHRET Michigan, LLC	Delaware
LHRET Partner, LLC	Delaware
LHRET Reading I, LLC	Delaware
LHRET Reading II, LLC	Delaware
LHRET Reading, L.P.	Delaware
LHRET Reading, LLC	Delaware
LHRET Wheat Ridge, LLC	Delaware
Libertyville Centre Club, LLC	Delaware
Lillibridge Healthcare Properties Trust	Maryland
Lillibridge Healthcare Properties Trust, L.P.	Delaware
Lillibridge Healthcare Properties Trust, LLC	Delaware
Lillibridge Healthcare Real Estate Trust	Maryland
Lillibridge Healthcare Real Estate Trust, L.P.	Delaware
Lillibridge Healthcare Services, Inc.	Illinois
Lima Nominee LLC	Delaware
Lima Nominee LP	Delaware
LO Limited Partnership	Wisconsin
Loyalsock Nominee LLC	Delaware
Loyalsock Nominee LP	Delaware
LTMLD Limited Liability Company	Wisconsin
MAB Parent LLC	Delaware
Mansfield MOB, LLC	Delaware
Marland Place Associates Limited Partnership	Massachusetts
McShane/NHP JV, LLC	Delaware
Medical Arts Courtyard, LLC	Delaware
Minot Avenue Realty, LLC	Maine
MLD Banning Investment, LLC	California
MLD Delaware Trust	Delaware
MLD Financial Capaital Corporation	Delaware
MLD MOB Indiana, LLC	Delaware
MLD Properties II, Inc.	Delaware
MLD Properties Limited Partnership	Delaware
MLD Properties, Inc.	Delaware
MLD Properties, LLC	Delaware
MLD Shelton Investors Partnership	California
MLD Texas Corporation	Texas
MLD Wisconsin ALF, Inc.	Delaware
MLD Wisconsin SNF, Inc.	Delaware

Name	Jurisdiction of Organization or Formation
Nationwide ALF, Inc.	Delaware
Nationwide ALF-Pensacola, LLC	Delaware
Nationwide Careage San Jose Partnership	California
Nationwide Health Properties-Kansas II, Inc.	Delaware
Nationwide Health Properties Finance Corporation	Delaware
Nationwide Health Properties, LLC	Delaware
Nationwide Health Properties-Kansas, Inc.	Kansas
New Portland Road Realty, LLC	Maine
NH Texas Properties Limited Partnership	Texas
NHP Autumn Woods, LLC	Delaware
NHP Bedford G.P., LLC	Texas
NHP Brownstown, LLC	Delaware
NHP Carillon, LLC	Delaware
NHP Centereach, LLC	Delaware
NHP GP LLC	Delaware
NHP Heritage Club, LLC	Colorado
NHP Houston MOB LLC	Delaware
NHP HS Holding, Inc.	Texas
NHP Huntsville MOB LLC	Delaware
NHP Kingston Business Trust	Massachusetts
NHP Madison, LLC	New York
NHP Mass Realty, LLC	Delaware
NHP Master RE G.P., LLC	Delaware
NHP McClain, LLC	Delaware
NHP Mountain View, LLC	Delaware
NHP Operating Partnership L.P.	Delaware
NHP Properties Business Trust	Massachusetts
NHP SB 399-401 East Highland, LLC	Delaware
NHP SCC, LLC	Delaware
NHP Secured, Inc.	California
NHP Senior Indiana, LLC	Delaware
NHP SH Alabama, LLC	Delaware
NHP SH Florida, LLC	Delaware
NHP SH Georgia, LLC	Delaware
NHP SH Mississippi, LLC	Delaware
NHP SH Oklahoma, LLC	Delaware
NHP SH Pennsylvania, LLC	Delaware
NHP SH South Carolina I, LLC	Delaware
NHP SH Tennessee, LLC	Delaware
NHP SH Virginia, LLC	Delaware
NHP Springfield Business Trust	Massachusetts
NHP St. Francis, LLC	Delaware
NHP Trisun, LLC	Delaware
NHP Tucson Health Care Associates Limited Partnership	Delaware
NHP Veritas FL, LLC	Delaware
NHP Villas, Inc.	California
NHP Washington ALF, LLC	Delaware
NHP WI Denmark, LLC	Delaware
NHP WI Franklin, LLC	Delaware

Name	Jurisdiction of Organization or Formation
NHP WI Green Bay, LLC	Delaware
NHP WI Kenosha, LLC	Delaware
NHP WI Madison, LLC	Delaware
NHP WI Manitowoc, LLC	Delaware
NHP WI McFarland, LLC	Delaware
NHP WI Menomonee Falls, LLC	Delaware
NHP WI Racine, LLC	Delaware
NHP WI Rapids, LLC	Delaware
NHP WI Sheboygan, LLC	Delaware
NHP WI Stevens Point, LLC	Delaware
NHP WI Stoughton, LLC	Delaware
NHP WI Two Rivers, LLC	Delaware
NHP WI Wausau, LLC	Delaware
NHP Wisconsin Development LLC	Wisconsin
NHP Wisconsin II, LLC	Delaware
NHP/Broe II, LLC	Delaware
NHP/Broe, LLC	Delaware
NHP/McShane SAMC, LLC	Delaware
NHP/Nexcore Irmo, LLC	Delaware
NHP/PMB Burbank Medical Plaza I, LLC	Delaware
NHP/PMB Burbank Medical Plaza II, LLC	Delaware
NHP/PMB Chula Vista, LLC	Delaware
NHP/PMB Del E. Webb Medical Plaza, LLC	Delaware
NHP/PMB Eden Medical Plaza, LLC	Delaware
NHP/PMB Gilbert LLC	Delaware
NHP/PMB GP LLC	Delaware
NHP/PMB Kenneth E. Watts Medical Plaza, LLC	Delaware
NHP/PMB L.P.	Delaware
NHP/PMB Mission Viejo, LLC	Delaware
NHP/PMB Orange, LLC	Delaware
NHP/PMB Pasadena LLC	Delaware
NHP/PMB Pomerado, LLC	Delaware
NHP/PMB Pomona, LLC	Delaware
NHP/PMB San Gabriel Valley Medical Plaza, LLC	Delaware
NHP/PMB Santa Clarita Valley Medical Plaza, LLC	Delaware
NHP/PMB St. Francis Lynwood Medical Plaza, LLC	Delaware
NHP/PMB Tuality 7th Avenue Medical Plaza, LLC	Delaware
NHPCO Wisconsin, LLC	Delaware
NHP-Cobb Physicians Center, LLC	Delaware
NHPP/PMBRES LLC	Delaware
NHP-Parkway Physicians Center, LLC	Delaware
North Shore MOB #1, LLC	Delaware
North Shore MOB #2, LLC	Delaware
NV Briargate MOB LLC	Delaware
NV Broadway MOB LLC	Delaware
NV Potomac MOB LLC	Delaware
NV Printers Park MOB LLC	Delaware
OHT Limited Partnership	Wisconsin
Parker II MOB Owners LLC	Delaware

Name	Jurisdiction of Organization or Formation
PDP Castro Valley #2 LLC	Delaware
PDP Mission Hills 1 LLC	Delaware
PKR Associates LLC	Pennsylvania
PMB Real Estate Services LLC	Delaware
PMB Vancouver 601 Physicians Pavilion LLC	Delaware
PMB Vancouver 602 Admin LLC	Delaware
PMB Vancouver 603 MedCtr Physicians LLC	Delaware
PMB Vancouver 604 Memorial MOB LLC	Delaware
PMB Vancouver 605 Salmon Creek LLC	Delaware
PMB Vancouver 606 Fisher's Landing LLC	Delaware
PMB Vancouver 607 Healthy Steps LLC	Delaware
PMB/NHP Vancouver Partners LLC	Delaware
PPMII Limited Partnership	Minnesota
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware
PSLT-ALS Properties II, LLC	Delaware
PSLT-ALS Properties III, LLC	Delaware
PSLT-ALS Properties IV, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
Retirement Inns II, LLC	Delaware
Retirement Inns III, LLC	Delaware
River Oaks Partners	Illinois
Riverdale Development, LLC	New York
RLJ Corp.	Massachusetts
Round Lake ACC, LLC	Delaware
RSP, Inc.	Massachusetts
Sagamore Hills Nominee LLC	Delaware
Sagamore Hills Nominee LP	Delaware
Saxonburg Nominee LLC	Delaware
Saxonburg Nominee LP	Delaware
Shippensburg Realty Holdings, LLC	Delaware
Stratford Development, LLC	New York
SW Louisiana Professional Office Building, LLC	Delaware
SZR Abington Assisted Living, L.L.C.	Pennsylvania
SZR Acquisitions, LLC	Delaware
SZR Arlington, MA Assisted Living, L.L.C.	Virginia
SZR Aurora GP Inc.	Ontario, Canada
SZR Aurora Inc.	Ontario, Canada
SZR Aurora, LP	Ontario, Canada
SZR Bloomfield Senior Living, LLC	Delaware
SZR Bloomingdale Assisted Living, L.L.C.	Illinois
SZR Blue Bell Assisted Living Limited Partnership	Pennsylvania
SZR Buffalo Grove Assisted Living, L.L.C.	Illinois
SZR Burlington Inc.	Ontario, Canada
SZR Cherry Creek Senior Living, LLC	Delaware
SZR Columbia LLC	Delaware
SZR Cuyahoga Falls Senior Living, LLC	Delaware

Name	Jurisdiction of Organization or Formation
SZR East Cobb Assisted Living Limited Partnership	Georgia
SZR Edina Assisted Living, L.L.C.	Minnesota
SZR Erin Mills GP Inc.	Ontario, Canada
SZR Erin Mills Inc.	Ontario, Canada
SZR Erin Mills, LP	Ontario, Canada
SZR First Assisted Living Holdings, LLC	Delaware
SZR Fleetwood A.L., L.L.C.	New York
SZR Granite Run Assisted Living, L.L.C.	Pennsylvania
SZR Haverford Assisted Living, L.L.C.	Pennsylvania
SZR Hillcrest Senior Living, LLC	Delaware
SZR Huntcliff Assisted Living Limited Partnership	Georgia
SZR Ivey Ridge Assisted Living Limited Partnership	Georgia
SZR Lincoln Park LLC	Delaware
SZR Markham Inc.	Ontario, Canada
SZR Mission Viejo Assisted Living, L.L.C.	Virginia
SZR Mississauga Inc.	Ontario, Canada
SZR Morris Plains Assisted Living, L.L.C.	New Jersey
SZR New City Senior Living, LLC	Delaware
SZR North Ann Arbor Senior Living, LLC	Delaware
SZR North Hills LLC	Delaware
SZR North York GP Inc.	Ontario, Canada
SZR North York Inc.	Ontario, Canada
SZR Northville Assisted Living, L.L.C.	Michigan
SZR Norwood LLC	Delaware
SZR Oakville Inc.	Ontario, Canada
SZR of Alexandria Assisted Living, L.P.	Virginia
SZR of North York, LP	Ontario, Canada
SZR Old Tappan Assisted Living, L.L.C.	New Jersey
SZR Orchard AL, L.L.C.	Colorado
SZR Pacific Palisades Assisted Living, L.P.	California
SZR Palos Park, LLC	Virginia
SZR Parma Assisted Living, L.L.C.	Virginia
SZR Richmond Hill Inc.	Ontario, Canada
SZR Riverside Assisted Living, L.P.	California
SZR Rochester Assisted Living, LLC	Delaware
SZR Rocklin Senior Living, LLC	Delaware
SZR Rockville LLC	Delaware
SZR San Mateo LLC	Delaware
SZR Sandy Senior Living, LLC	Delaware
SZR Scottsdale, LLC	Delaware
SZR Second Assisted Living Holdings, LLC	Delaware
SZR Second Baton Rouge Assisted Living, L.L.C.	Louisiana
SZR Second Westminister Assisted Living, L.L.C.	Colorado
SZR Smithtown A.L., L.L.C.	New York
SZR Springfield Assisted Living, L.L.C.	Virginia
SZR Staten Island SL, L.L.C.	New York
SZR Sterling Canyon Assisted Living Limited Partnership	California
SZR Troy Assisted Living, L.L.C.	Michigan
SZR US Investments, LLC	Delaware

Name	Jurisdiction of Organization or Formation
SZR US UPREIT Three, LLC	Delaware
SZR US UPREIT, LLC	Delaware
SZR Wall Assisted Living, L.L.C.	New Jersey
SZR Wayne Assisted Living, L.L.C.	New Jersey
SZR Westfield Assisted Living, L.L.C.	New Jersey
SZR Westlake Village LLC	Delaware
SZR Willowbrook Annex LLC	Delaware
SZR Willowbrook LLC	Delaware
SZR Windsor Inc.	Ontario, Canada
SZR Yorba Linda LLC	Delaware
Tempe AL RE, L.P.	Delaware
The Arboretum I Limited Partnership	Wisconsin
The Arboretum II Limited Partnership	Wisconsin
The Ponds of Pembroke Limited Partnership	Illinois
The Terrace at South Meadows, LLC	Delaware
TLQ, Inc.	Massachusetts
Tucson AL RE, L.P.	Delaware
United Rehab Realty Holding, LLC	Delaware
University Medical Center Tamarac, LLC	Delaware
VCC Healthcare Fund, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas AOC Operating Holdings, Inc.	Delaware
Ventas AOC Operating Holdings, LLC	Delaware
Ventas Arlington, LLC	Delaware
Ventas Bayshore Medical, LLC	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas Caley Ridge, LLC	Delaware
Ventas Capital Corporation	Delaware
Ventas Carlisle, LLC	Delaware
Ventas Carroll MOB, LLC	Delaware
Ventas Casper Holdings, LLC	Delaware
Ventas Center MOB, LLC	Delaware
Ventas Cooperatief U.A.	The Netherlands
Ventas Crown Pointe, LLC	Delaware
Ventas Dasco MOB Holdings, LLC	Delaware
Ventas Eagle Lake, LP	Delaware
Ventas EH Holdings, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Garden Square of Casper, LLC	Delaware
Ventas Georgetowne, LLC	Delaware
Ventas Grantor Trust #1	Delaware
Ventas Grantor Trust #2	Delaware
Ventas Harrison, LLC	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas LHRET, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas Mansion at Waterford, LLC	Delaware
Ventas MO Holdings, LLC	Delaware

Name	Jurisdiction of Organization or Formation
Ventas MOB Holdings II, LLC	Delaware
Ventas MOB Holdings, LLC	Delaware
Ventas Nexcore Holdings, LLC	Delaware
Ventas of Vancouver Limited	Jersey
Ventas Pheasant Ridge, LLC	Delaware
Ventas Plaza MOB, LLC	Delaware
Ventas Provident, LLC	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas REIT US Holdings, LLC	Delaware
Ventas Rose Arbor, LLC	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas Senior Housing, LLC	Delaware
Ventas SL Holdings II, LLC	Delaware
Ventas SL I, LLC	Delaware
Ventas SL II, LLC	Delaware
Ventas SL III, LLC	Delaware
Ventas SSL Beacon Hill, Inc.	Ontario, Canada
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Ventas SSL Lynn Valley, Inc.	Ontario, Canada
Ventas SSL Nova Scotia I, Corp.	Nova Scotia
Ventas SSL Ontario II, Inc.	Ontario, Canada
Ventas SSL Ontario III, Inc.	Ontario, Canada
Ventas SSL Vancouver, Inc.	Ontario, Canada
Ventas SSL, Inc.	Delaware
Ventas TRS, LLC	Delaware
Ventas University MOB, LLC	Delaware
Ventas West Shores, LLC	Delaware
Ventas Western Holdings, LLC	Delaware
Ventas Whitehall Estates, LLC	Delaware
Ventas, Inc.	Delaware
Vernon Hills ACC, LLC	Delaware
VG Aventura MOB, LLC	Delaware
Victoria Court Realty, LLC	Maine
VSCRE Holdings, LLC	Delaware
VTCC Carroll MOB, LLC	Delaware
VTR Ardsley, LLC	Delaware
VTR Assisted Living Virginia Beach, LLC	Delaware
VTR Assisted Living, Inc.	Delaware
VTR Avista MOB, LLC	Delaware
VTR Bay Spring, LLC	Delaware
VTR Baypoint Village, LLC	Delaware
VTR Bayshore, LLC	Delaware
VTR Bethlehem, LLC	Delaware
VTR Briarcliff Manor, LLC	Delaware
VTR Buckhead, LLC	Georgia
VTR Burlingame, LP	California
VTR CAGP, LLC	Delaware
VTR Campana Del Rio, LLC	Delaware

Name	Jurisdiction of Organization or Formation
VTR Canyon Springs, LLC	Delaware
VTR Center City, LLC	Delaware
VTR Chandler Villas, LP	California
VTR Cobre Valley MOB, LLC	Delaware
VTR Covell, LLC	California
VTR Covell, LP	Delaware
VTR Crossgate, LLC	Delaware
VTR Cutter Mill, LLC	Delaware
VTR Daly City, LP	California
VTR Darien, LLC	Delaware
VTR Deer Valley MOB II, LLC	Delaware
VTR Deer Valley MOB III, LLC	Delaware
VTR Deer Valley Parking, LLC	Delaware
VTR Desert Samaritan, LLC	Delware
VTR DOB III MOB, LLC	Delaware
VTR Eberle MOB, LLC	Delaware
VTR Edwards MOB, LLC	Delaware
VTR Elizabethtown, LLC	Delaware
VTR Evergreen Woods, LLC	Delaware
VTR Falmouth, LLC	Delaware
VTR FM Texas Holdings GP, LLC	Delaware
VTR Forest Hills, LLC	Delaware
VTR Forest Lake, LLC	Delaware
VTR Forest Trace, LLC	Delaware
VTR FV, LLC	Delaware
VTR Glen Cove, LLC	Delaware
VTR Golden Creek, Inc.	Delaware
VTR Great Neck, LLC	Delaware
VTR Greece, LLC	Delaware
VTR Hearthstone East, LLC	Delaware
VTR Hearthstone West, LLC	Delaware
VTR Heritage LF, LLC	Delaware
VTR Highland Crossing, LLC	Kentucky
VTR Hillcrest Inn GP, LLC	Delaware
VTR Hillcrest Inn, LP	Delaware
VTR Hillsdale, LLC	Delaware
VTR Hillsdale, LP	Delaware
VTR Hudson, LLC	Delaware
VTR Huntington, LLC	Delaware
VTR II Acquisition LLC	Delaware
VTR III Acquisition LLC	Delaware
VTR Johnson Ferry, LLC	Delaware
VTR Kennebunk, LLC	Delaware
VTR Kew Gardens LLC	New York
VTR Kinghaven, LLC	Delaware
VTR Lakewood, LLC	Delaware
VTR Las Posas, LP	California
VTR Longmeadow Place, LLC	Delaware
VTR Lynbrook, LLC	Delaware

Name	Jurisdiction of Organization or Formation
VTR Manresa , LLC	Delaware
VTR Manresa Business Trust	Maryland
VTR Marland Place II, LLC	Delaware
VTR Marland Place III, LLC	Delaware
VTR Marland Place, LLC	Delaware
VTR Merrywood, LLC	Delaware
VTR Mezz Guarantee LLC	Delaware
VTR Mezz II, LLC	Delaware
VTR Mezz III, LLC	Delaware
VTR Mezz LLC	Delaware
VTR Montego Heights, LP	California
VTR Nevada Assisted Living, Inc.	Nevada
VTR Newburgh, LLC	Delaware
VTR Northeast Holdings, LLC	Delaware
VTR Northport Development, LLC	New York
VTR Palm Desert, LLC	Delaware
VTR Palm Desert, LP	Delaware
VTR Papago Medical Park, LLC	Delaware
VTR Penfield, LLC	Delaware
VTR Plainview, LLC	Delaware
VTR Property Holdings Carrollton GP, LLC	Delaware
VTR Property Holdings Carrollton, LP	Texas
VTR Property Holdings Copeland, LLC	Delaware
VTR Property Holdings Cypresswood, LLC	Delaware
VTR Property Holdings Grapevine, LP	Texas
VTR Property Holdings Richardson, LLC	Delaware
VTR Property Holdings Westchase GP, LLC	Delaware
VTR Property Holdings Westchase, LP	Texas
VTR Regency, LLC	Delaware
VTR Retirement and Assisted Living Briarcliff, LLC	Delaware
VTR Riverdale LLC	New York
VTR Roslyn, LLC	Delaware
VTR Rye Brook, LLC	Delaware
VTR Salisbury Business Trust	Maryland
VTR Salisbury, LLC	Delaware
VTR Sandy, LLC	Delaware
VTR Senior Living LLC	Delaware
VTR Shaker, LLC	Delaware
VTR Sierra San Antonio Medical Plaza, LLC	Delaware
VTR Sierra San Antonio Medical Plaza, LP	Delaware
VTR Springdale, LLC	Delaware
VTR SQ Holdings Corp.	Delaware
VTR SQ Interim Corp.	Delaware
VTR SQ, LLC	Delaware
VTR St. Matthews, LLC	Delaware
VTR Stamford, LLC	Delaware
VTR Stony Brook, LLC	Delaware
VTR Stratford LLC	Connecticut
VTR Summit Hills, LLC	Delaware

Name	Jurisdiction of Organization or Formation
VTR Sunlake, LLC	Delaware
VTR Sunnyvale, LP	California
VTR Sutton Terrace, LLC	Delaware
VTR Swap II, LLC	Delaware
VTR Swap LLC	Delaware
VTR Tanglewood LLC	Delaware
VTR Tanglewood Trace, LLC	Delaware
VTR Texas Holdings GP II, LLC	Delaware
VTR Texas Holdings GP, LLC	Delaware
VTR Texas Holdings II, LP	Texas
VTR Texas Holdings, LP	Texas
VTR Thunderbird Paseo Medical Plaza, LLC	Delaware
VTR Tinton Falls Corp.	New Jersey
VTR Valley Manor, LLC	Delaware
VTR Valley View, LP	California
VTR Villa Campana, LLC	Delaware
VTR Vistas Longmont, LLC	Delaware
VTR Willow Glen, LP	Delaware
VTR Windsor Woods, LLC	Delaware
VTR Woodbridge Place, LLC	Delaware
VTR-EMRTS Holdings, LLC	Delaware
VTRLTH MAB I, LLC	Delaware
VTRLTH MAB II, LLC	Delaware
WG 86th Street SH, LLC	Delaware
WG Alden Place, LLC	Delaware
WG Aquidneck Place SH, LLC	Delaware
WG Bay Spring SH, LLC	Delaware
WG Baypoint Village SH, LLC	Delaware
WG Bayshore SH, LLC	Delaware
WG Bayside Landing SH, LP	Delaware
WG Bethlehem SH, LLC	Delaware
WG Briarcliff Manor SH, LLC	Delaware
WG Buckhead SH, LLC	Delaware
WG Burlingame SH, LP	Delaware
WG Campana Del Rio SH, LLC	Delaware
WG Carrollton SH, LLC	Delaware
WG Center City SH, LLC	Delaware
WG Chandler Villas SH, LLC	Delaware
WG Chateau Gardens SH, LP	Delaware
WG Chateau San Juan SH, LP	Delaware
WG Collwood Knolls SH, LP	Delaware
WG Copeland SH, LLC	Delaware
WG Covell SH, LP	Delaware
WG Covina SH, LP	Delaware
WG Cranford SH, LLC	Delaware
WG Crossgate SH, LLC	Delaware
WG Crossroads Place, LLC	Delaware
WG Cutter Mill SH, LLC	Delaware
WG Cypresswood SH, LLC	Delaware

Name	Jurisdiction of Organization or Formation
WG Daly City SH, LP	Delaware
WG Darien SH, LLC	Delaware
WG Del Rey SH, LP	Delaware
WG Del Sol SH, LP	Delaware
WG Draper Place, LLC	Delaware
WG East Northport SH, LLC	Delaware
WG Eastlake SH, LLC	Delaware
WG El Camino Gardens SH, LP	Delaware
WG Elizabethtown SH, LLC	Delaware
WG Encinitas SH, LP	Delaware
WG Evergreen Woods SH, LLC	Delaware
WG Falmouth SH, LLC	Delaware
WG Forest Hills SH, LLC	Delaware
WG Forest Lake SH, LLC	Delaware
WG Glen Cove SH, LLC	Delaware
WG Golden Creek SH, LP	Delaware
WG Grapevine SH, LLC	Delaware
WG Great Neck SH, LLC	Delaware
WG Greece SH, LLC	Delaware
WG Greenridge Place, LLC	Delaware
WG Guilderland SH, LLC	Delaware
WG Hacienda SH, LP	Delaware
WG Hamilton Heights Place, LLC	Delaware
WG Harborhill Place SH, LLC	Delaware
WG Hearthstone East SH, LLC	Delaware
WG Hearthstone West SH, LLC	Delaware
WG Heritage LF, LLC	Delaware
WG Highland Crossing SH, LLC	Delaware
WG Hillcrest Inn SH, LP	Delaware
WG Hillsdale SH, LP	Delaware
WG Hudson SH, LLC	Delaware
WG Huntington SH, LLC	Delaware
WG Johnson Ferry SH, LLC	Delaware
WG Kennebunk SH, LLC	Delaware
WG Kew Gardens SH, LLC	Delaware
WG Kinghaven SH, LLC	Delaware
WG Kingwood SH, LLC	Delaware
WG Lakewood SH, LLC	Delaware
WG Larson Place, LLC	Delaware
WG Las Posas SH, LP	Delaware
WG Lincoln Place SH, LLC	Delaware
WG Longmeadow Place SH, LLC	Delaware
WG Lynbrook SH, LLC	Delaware
WG Manresa SH, LLC	Delaware
WG Marina Place, LLC	Delaware
WG Marland Place SH, LLC	Delaware
WG Merrimack Place, LLC	Delaware
WG Merrywood SH, LLC	Delaware
WG Montego Heights SH, LP	Delaware

Name	Jurisdiction of Organization or Formation
WG Newburgh SH, LLC	Delaware
WG Palm Desert, Inc.	California
WG Penfield SH, LLC	Delaware
WG Plainview SH, LLC	Delaware
WG Rancho Park SH, LP	Delaware
WG Regency SH, LLC	Delaware
WG Richardson SH, LLC	Delaware
WG Riverdale SH, LLC	Delaware
WG Rye Brook SH, LLC	Delaware
WG Salisbury SH, LLC	Delaware
WG San Pablo SH, LLC	Delaware
WG Sandy SH, LLC	Delaware
WG Seville SH, LLC	Delaware
WG Shaker SH, LLC	Delaware
WG South Hills SH, LLC	Delaware
WG South Setauket SH, LLC	Delaware
WG Springdale SH, LLC	Delaware
WG St. Matthews SH, LLC	Delaware
WG Stamford SH, LLC	Delaware
WG Stony Brook SH, LLC	Delaware
WG Stratford SH, LLC	Delaware
WG Sugar Land SH, LLC	Delaware
WG Summit Hills SH, LLC	Delaware
WG Summit Ridge SH, LLC	Delaware
WG Sunlake SH, LLC	Delaware
WG Sunnyvale SH, LP	Delaware
WG Sutton Terrace SH, LLC	Delaware
WG Tamalpais Creek SH, LP	Delaware
WG Tanglewood SH, LLC	Delaware
WG Tanglewood Trace SH, LLC	Delaware
WG Tinton Falls SH, LLC	Delaware
WG Valley View SH, LP	Delaware
WG Virginia Beach SH, LLC	Delaware
VTR Vistas Longmont, LLC	Delaware
WG Westchase SH, LLC	Delaware
WG Weston Place SH, LLC	Delaware
WG Willow Glen SH, LP	Delaware
WG Willow Park SH, LLC	Delaware
WG Windsor Woods SH, LLC	Delaware
WG Woodbridge Place SH, LLC	Delaware
WG Woodlands SH, LLC	Delaware
WHC Limited Partnership	Wisconsin
Woodbriar Senior Living, LLC	Delaware
WWMLD Limited Liability Company	Wisconsin
Xenia Nominee LLC	Delaware
Xenia Nominee LP	Delaware

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  Exhibit 21
SUBSIDIARIES OF VENTAS, INC. AS OF 02/09/2012